EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
             OF THE SARBANES-OXLEY ACT OF 2002 (FURNISHED HEREWITH)


I, Martin L. Flanagan, Co-Chief Executive Officer of Franklin Resources, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. The Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  December 13, 2004         /S/ MARTIN L. FLANAGAN
                                    -------------------------------------------
                                    Martin L. Flanagan
                                    President and Co-Chief Executive Officer